EXHIBIT 10.13

                                LETTER OF INTENT

On March 31, 2000, Mr. Gordon F. Lee together with his team from Bentley Communications Corp. visited Changhong Electronics Group Corp. The parties fully expressed its interest in cooperation in the field of Set-Top-Box business in USA market and agreed to the following actions.

The parties will form a working group in one week to further discuss the possibilities of cooperation. The task of the WG includes, but not limited to:

Define target market forecast Define product specification and cost requirement Define a joint business plan

Bentley requested Changhong to dispatch its engineers to LA and have market survey within one month. Changhong will consider this request and respond within one week.

The parties agreed that each party will appoint a coordinator as following:

Changhong side:  Mr. Deng Peng
                 Tel.     86-816-2417040
                 Fax:     86-816-2417047
                 E-Mail: chtc@my-public.sc.cninfo.net

Bentley side:    Dr. Victor Nguyen
                 Tel.     562-435-5355
                 Fax:     562-435-4144
                 E-Mail:  vtya@aol.com

Bentley Communications Corp.               Sichuan Changhong Electronics Corp.

/s/ Gordon F. Lee.                         /s/ Zhao Yong
 --------------------------                -----------------------------------
Mr. Gordon F. Lee.                         Mr. Zhao Yong
President & CEO                            Vice President & CTO

Date:  03/31/00                            Date:  00/3/31
     ----------------------                     ------------------------------


                                                                              51